SUPPLEMENT TO THE SPARTAN NEW YORK MUNICIPAL
MONEY MARKET FUND
AND
FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND
FUNDS OF FIDELITY CALIFORNIA MUNICIPAL TRUST II
SPARTAN NEW YORK MUNICIPAL INCOME FUND
A FUND OF FIDELITY NEW YORK MUNICIPAL TRUST
MARCH 23, 1998
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 5.
For purposes of limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.